UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2017

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On April 26, 2017, Charles River Laboratories International, Inc. (the "Company") announced the appointment of Michael G. Knell to the role of Corporate Senior Vice President & Chief Accounting Officer. Mr. Knell will be responsible for providing strategic guidance to the finance groups, including directing the corporate accounting and tax functions and practices, maintaining the Company’s fiscal records and preparing its financial reports. He will also oversee the design and operation of the Company’s system of internal controls, ensuring compliance with the rules and regulations of the Sarbanes-Oxley Act. The appointment of Mr. Knell as the Chief Accounting Officer of the Company was not made pursuant to any arrangement or understanding between him and any other person.

Immediately prior to joining the Company, Mr. Knell, age 40, served as Vice President of Finance & Chief Accounting Officer of Bruker Corporation. Previously, he held a variety of positions, including Partner – Assurance Services, at Ernst & Young LLP. Mr. Knell is a Certified Public Accountant.

Mr. Knell will receive salary, bonus and equity opportunity, and will participate in other benefit and compensation plans, at levels consistent with his position and scope of responsibility. Mr. Knell will receive a sign-on equity award in an amount that is commensurate with his position and scope of responsibility.

Concurrent with Mr. Knell’s joining the Company, David R. Smith, the Company’s Corporate Executive Vice President & Chief Financial Officer, relinquishes his role as Chief Accounting Officer. Mr. Smith’s other roles and responsibilities remain unchanged. Mr. Knell will report to him.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

April 26, 2017	By:	Matthew Daniel

Name: Matthew Daniel
Title: Corporate Vice President, Legal Compliance & Deputy General Counsel